UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 6, 2017

ECO-STIM ENERGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	31104	20-8203420
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2930 W. Sam Houston Pkwy N., Suite 275, Houston, TX (Address of principal executive offices)	77043 (Zip Code)

281-531-7200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On July 6, 2017, Eco-Stim Energy Solutions, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with each of the purchasers identified on the signature pages thereto (the “Purchasers”) pursuant to which the Purchasers agreed to purchase 10,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), at a price of $1.50 per share (the “Private Placement”). The issuance of the Shares pursuant to the Purchase Agreement was made in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The Private Placement closed on July 6, 2017 (the “Closing Date”). The Private Placement resulted in approximately $15.0 million of gross proceeds and approximately $14.8 million of net proceeds (after deducting the Company’s estimated expenses). The Company intends to use the net proceeds for capital expenditures for its operations in the U.S. and Argentina, to pay reasonable attorney fees and expenses incurred by the Company in connection with the transactions contemplated by the Purchase Agreement, to reimburse Purchasers’ expenses in accordance with the Purchase Agreement and for general corporate purposes, including working capital.

The foregoing is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended & Restated Registration Rights Agreement

In connection with the closing of the Private Placement, the Company and the Purchasers entered into that certain Amended & Restated Registration Rights Agreement, dated July 6, 2017 (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company has agreed to (i) use its reasonable best efforts to file a Registration Statement (as defined in the Registration Rights Agreement) on Form S-1 or any successor form thereto (each a “Long-Form Registration” as defined in the Registration Rights Agreement) with the Securities & Exchange Commission (the “Commission”) upon the initial request of registration from the Demand Holders (as defined in the Registration Rights Agreement) within ninety (90) days after the date on which the initial request is given; and (ii) use its reasonable best efforts to file a Registration Statement on Form S-3 or any successor form thereto, if the Company is qualified for the use of Form S-3, (each a “Short-Form Registration” as defined in the Registration Rights Agreement) with the Commission upon the initial request of registration from the Demand Holders within sixty (60) days after the date on which the initial request is given. In addition, the Registration Rights Agreement provides holders of Registrable Securities (as defined in the Registration Rights Agreement) piggyback registration rights, subject to certain underwriter cutbacks and issuer blackout periods. The Company will pay all fees and expenses relating to the registration and disposition of the Registrable Securities in compliance with the Company’s obligations under the Registration Rights Agreement.

The foregoing is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Amended and Restated Stockholders Agreement

In connection with the closing of the Private Placement, the Company’s Amended and Restated Stockholders Agreement dated as of March 3, 2017 (the “Rights Agreement”) was amended to clarify certain procedures set forth in the Rights Agreement with respect to matters subject to approval by directors nominated by FT SOF VII Holdings, LLC (“Fir Tree”).

The foregoing is qualified in its entirety by reference to the First Amendment to Amended and Restated Stockholder Rights Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 under “Purchase Agreement” is incorporated by reference into this Item 3.02.

Item 3.03. Material Modification to Rights of Securityholders.

The information set forth under Item 1.01 under “Amendment to Amended and Restated Stockholders Agreement” is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 6, 2017, the Board adopted the First Amendment to Second Amended and Restated Bylaws (the “Bylaw Amendment”), which became effective upon its adoption by the Board. The Bylaw Amendment addressed certain procedures set forth in by Bylaws with respect to matters subject to approval by directors nominated by Fir Tree.

The foregoing description is a summary of the Bylaw Amendment, does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment to Second Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On July 7, 2017, the Company” issued a press release relating to the Private Placement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	First Amendment to Second Amended and Restated Bylaws, adopted as of July 6, 2017.

10.1	Securities Purchase Agreement, dated as of July 6, 2017, by and among the Company and the Purchasers named therein.

10.2	Amended & Restated Registration Rights Agreement, dated as of July 6, 2017, by and among the Company and the Purchasers named therein.

10.3	First Amendment to Amended & Restated Stockholder Rights Agreement, dated as of July 6, 2017, by and among the Company and the parties named therein.

99.1	Press release issued July 7, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO-STIM ENERGY SOLUTIONS, INC.

July 7, 2017	By:	/s/ J. Christopher Boswell
	Name:	J. Christopher Boswell
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	First Amendment to Second Amended and Restated Bylaws, adopted as of July 6, 2017.

10.1	Securities Purchase Agreement, dated as of July 6, 2017, by and among the Company and the Purchasers named therein.

10.2	Registration Rights Agreement, dated as of July 6, 2017, by and among the Company and the Purchasers named therein.

10.3	First Amendment to Amended & Restated Stockholder Rights Agreement, dated as of July 6, 2017, by and among the Company and the parties named therein.

99.1	Press release issued July 7, 2017